UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

OCULAR THERAPEUTIX, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-36554	20-5560161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34 Crosby Drive, Suite 105

Bedford, MA 01730

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 357-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 6, 2016, Ocular Therapeutix, Inc. (the “Company”) issued a press release announcing the top-line results of its second Phase 3 clinical trial of DEXTENZA™ for the treatment of allergic conjunctivitis. A copy of the press release announcing the results of this trial is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

In addition, as stated in the press release, on June 6, 2016, at 8:30 am Eastern Time, representatives of the Company will present by conference call and webcast information about the results of the Company’s second Phase 3 clinical trial of DEXTENZA™ for the treatment of allergic conjunctivitis. The slides to be presented at this conference call and webcast are attached as Exhibit 99.2 hereto and are incorporated by reference into this Item 7.01.

The information in this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release of Ocular Therapeutix, Inc., dated June 6, 2016

99.2	Ocular Therapeutix, Inc. slide presentation, dated June 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCULAR THERAPEUTIX, INC.

Date: June 6, 2016	By:	/s/ W. Bradford Smith
W. Bradford Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ocular Therapeutix, Inc., dated June 6, 2016.

99.2	Ocular Therapeutix, Inc. slide presentation, dated June 6, 2016.